UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 5, 2008

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway Chesterfield, Missouri 63017 (Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 5, 2008, Reinsurance Group of America, Incorporated (“RGA” or the “Company”) made an electronic investor presentation available to investors in connection with the pending exchange offer by MetLife, Inc. (“MetLife”) to its stockholders of shares of class B common stock of RGA for common stock of MetLife.

Attached as Exhibit 99.1 hereto and incorporated by reference herein is a transcript of the oral presentation by A. Greig Woodring, President and Chief Executive Officer of RGA, and Jack B. Lay, Senior Executive Vice President and Chief Financial Officer of RGA, as well as the accompanying slide presentation (which is identical to the slides filed pursuant to Rule 425 on Friday, August 29, 2008). Information in the transcript is qualified in its entirety by reference to the accompanying slides and RGA’s exchange offer prospectus dated August 11, 2008 (including the risk factors contained therein) and the documents incorporated by reference therein. Investors are urged to review the transcript and the slides, together with the exchange offer prospectus and incorporated documents, in their entirety.

The information in this Item 7.01 and Exhibit 99.1 attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

In a press release dated September 5, 2008, a copy of which is attached hereto as Exhibit 99.2, and the text of which is incorporated by reference herein, RGA announced the results of its special meeting of shareholders held September 5, 2008.

Additional Information

In connection with the exchange offer, RGA has filed with the U.S. Securities and Exchange Commission a registration statement on Form S-4 (No. 333-152828), as amended, that includes an exchange offer prospectus dated August 11, 2008, and MetLife has filed with the U.S. Securities and Exchange Commission a tender offer statement on Schedule TO that includes such exchange offer prospectus and related transmittal materials. The exchange offer prospectus and transmittal materials contain important information about the exchange offer and related matters, and have been mailed to MetLife’s stockholders. This document is not an offer to sell the securities referenced in the exchange offer prospectus and it is not soliciting an offer to buy the securities referenced in the exchange offer prospectus in any state where the offer is not permitted. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The distribution of this communication may, in some countries be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Investors and security holders are urged to read the exchange offer prospectus and any other related documents filed with the SEC, when they become available and before making any investment decision. None of MetLife, RGA or any of their respective directors or officers or the dealer managers appointed with respect to the exchange offer makes any recommendation as to whether you should participate in the exchange offer.

You will be able to obtain a free copy of the exchange offer prospectus and other related documents filed with the SEC by MetLife and RGA at the SEC’s web site at www.sec.gov. Free copies of RGA’s filings also may be obtained by directing a request to RGA, Investor Relations, by phone to (636) 736-7243, in writing to Mr. John Hayden, Vice President-Investor Relations, Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, or by email to investrelations@rgare.com. Free copies of MetLife’s filings may be obtained by directing a request to MetLife, Investor Relations, by phone to (212) 578-2211, in writing to MetLife, Inc., 1 MetLife Plaza, Long Island City, NY 11101, or by email to metir@metlife.com. Those documents may also be obtained from D.F. King & Co., Inc., which has been retained by MetLife as the information agent for the transaction. To obtain copies of the exchange offer prospectus and related documentation, or if you have questions about the terms of the exchange offer or how to participate, you may contact the information agent at (212) 269-5550 (banks and brokers only) (collect) or (800) 825-0898 (toll free).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits. The following documents are filed as exhibits to this report:

99.1	Transcript and slide presentation
99.2	Press Release dated September 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinsurance Group Of America, Incorporated

By:	/s/ Todd C. Larson
Todd C. Larson Senior Vice President, Controller and Treasurer

Date:  September 5, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript and slide presentation

99.2	Press Release dated September 5, 2008

5